LOAN PAYABLE	12 Months Ended
Dec. 31, 2021
Loan Payable
LOAN PAYABLE

9. LOAN PAYABLE

During the year ended December 31, 2016, the Company entered into an agreement with an arm’s length party whereby the party paid certain debts owed by the Company. The loan was non-interest bearing, unsecured and due on demand. On January 25, 2021, the principal amount of $103,924 plus accrued interest were settled by the issuance of 415,697 common shares with a fair value of $0.55 per share pursuant to a debt settlement agreement dated December 11, 2020. The Company recognized a loss of $124,709 by the Company, The common shares issued were subject to a hold period which expired on May 26, 2021.

During May 2021, an arm’s length party has lent the Company the amount of $50,000. As of December 31, 2021, the loan is outstanding and has accrued interest in the amount of $2,973.